1 1Q 2017 | SUPPLEMENTAL FINANCIAL PACKAGE

2Table of Contents 3 Forward Looking Statements 4 Corporate Profile 5 Highlights 6 Outlook & Assumptions 7 Summary Information 8 Summary Balance Sheet 9 Summary Income Statement 10 FFO, Normalized FFO & Adjusted FFO 11 Outstanding Debt 12 Core Debt to Core EBITDA 13 Debt Information 14 Capitalization & Financial Ratios 15 Property Portfolio 17 Development Pipeline 18 Acquisitions & Dispositions 19 Construction Business Summary 20 Same Store NOI by Segment 21 Top 10 Tenants by Annualized Base Rent 22 Office Lease Summary 23 Office Lease Expirations 24 Retail Lease Summary 25 Retail Lease Expirations 26 Net Asset Value Component Data 27 Appendix – Definitions & Reconciliations 31 Same Store vs Non-Same Store Properties 32 Reconciliation to Property Portfolio NOI 34 Reconciliation to GAAP Net Income

3Forward Looking Statements This Supplemental Information should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated May 2, 2017, which has been furnished as Exhibit 99.1 to our Form 8-K filed on May 2, 2017. The Company makes statements in this Supplemental Information that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance, development pipeline and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, estimates, data or methods, which may be incorrect or imprecise, and actual results may vary materially from those anticipated, estimated or projected. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC. The Company does not provide a reconciliation for its guidance range of Normalized FFO per diluted share to net income per diluted share, the most directly comparable forward-looking GAAP financial measure, because it is unable to provide a meaningful or accurate estimate of reconciling items and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of various items that would impact net income per diluted share. For the same reasons, the Company is unable to address the probable significance of the unavailable information and believes that providing a reconciliation for its guidance range of Normalized FFO per diluted share would imply a degree of precision for its forward-looking net income per diluted share that could be misleading to investors.

4 Analyst Coverage Corporate Profile Armada Hoffler Properties, Inc. (NYSE:AHH) is a full service real estate company that develops, constructs, acquires and manages institutional-grade office, retail and multifamily properties in the Mid-Atlantic and Southeastern United States. The Company also provides general contracting and development services to third-party clients, in addition to developing and building properties to be placed in its stabilized portfolio. Armada Hoffler Properties, Inc. was founded in 1979 and is headquartered in Virginia Beach, VA. The Company has elected to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. Board of Directors Corporate Officers Investor Relations Daniel A. Hoffler A. Russell Kirk Louis S. Haddad John W. Snow George F. Allen James A. Carroll James C. Cherry Eva S. Hardy Executive Chairman of Board Vice Chairman of the Board Director Lead Independent Director Independent Director Independent Director Independent Director Independent Director Louis S. Haddad Michael P. O’Hara Eric L. Smith Eric E. Apperson Shelly R. Hampton President and Chief Executive Officer Chief Financial Officer and Treasurer Chief Investment Officer and Corporate Secretary President of Construction President of Asset Management Michael P. O’Hara (757) 366-6684 Chief Financial Officer and Treasurer mohara@armadahoffler.com D. A. Davidson & Co. James O. Lykins (503) 603-3041 jlykins@dadco.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com Robert W. Baird & Co. David Rodgers (216) 737-7341 drodgers@rwbaird.com Stonegate Capital Partners Laura Engel (214) 987-4121 laura@stonegateinc.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Wunderlich Securities Craig Kucera (540) 277-3366 ckucera@wundernet.com Stifel, Nicolaus & Company, Inc. John Guinee (443) 224-1307 jwguinee@stifel.com

5Highlights • Net income of $8.8 million, or $0.16 per diluted share, for the quarter ended March 31, 2017 compared to net income of $26.5 million, or $0.57 per diluted share, for the quarter ended March 31, 2016. • Normalized Funds From Operations (“FFO”) of $14.6 million, or $0.26 per diluted share, for the quarter ended March 31, 2017 compared to Normalized FFO of $11.6 million, or $0.25 per diluted share, for the quarter ended March 31, 2016. • FFO of $14.8 million, or $0.27 per diluted share, for the quarter ended March 31, 2017 compared to FFO of $8.4 million, or $0.18 per diluted share, for the quarter ended March 31, 2016. • Same Store Net Operating Income (“NOI”) increased for the eleventh consecutive quarter. • Core operating property portfolio occupancy at 94.3% compared to 94.7% as of March 31, 2016. • Announced $100 million of new development in historic downtown Charleston, South Carolina, consisting of two student housing assets that the Company will develop as the majority partner of a new joint venture and build as the general contractor. • Leased 40,000 square feet at 4525 Main Street in the Town Center of Virginia Beach, bringing occupancy to over 93% for this asset. • Entered into an agreement to invest in the development of a $34 million Whole Foods anchored center located in Decatur, Georgia. • The Company is maintaining its 2017 full-year Normalized FFO guidance range of $0.99 to $1.03 per diluted share.

62017 Outlook & Assumptions Guidance Assumptions Disposition of one additional single tenant asset during the third quarter with the proceeds being used for balance sheet purposes. ● Raising $53 million through the ATM program, resulting in 57 million weighted average shares outstanding for the full year. ● Interest expense is calculated based on the Forward LIBOR Curve, that has rates increasing 30 bps by year end. ● No acquisitions in 2017. Outlook Low High Total NOI $73.7M $74.2M Construction Segment Gross Profit $5.6M $6.3M G&A expenses $10.6M $11.0M Interest income $6.7M $6.9M Interest expense $18.0M $18.5M Normalized FFO per diluted share $0.99 $1.03

AHH LISTED NYSE

Summary Information

7

$ in thousands, except per share data

	Three months ended				
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
OPERATIONAL METRICS					
Net income	$8,753	$5,145	$7,946	$3,131	$26,533
Net income per diluted share	**$0.16**	**$0.09**	**$0.15**	**$0.06**	**$0.57**
Rental properties Net Operating Income (NOI)	18,655	18,304	17,115	16,798	15,605
General contracting and real estate services gross profit	2,323	1,436	1,278	1,175	1,766
Adjusted EBITDA (1)	19,376	18,097	16,720	16,077	14,406
Funds From Operations (FFO)	14,833	14,744	13,078	11,720	8,438
FFO per diluted share	**$0.27**	**$0.27**	**$0.25**	**$0.24**	**$0.18**
Normalized FFO	14,590	13,669	13,156	12,530	11,566
Normalized FFO per diluted share	**$0.26**	**$0.25**	**$0.26**	**$0.26**	**$0.25**
Annualized dividend yield	5.47%	4.94%	5.37%	5.24%	6.40%
CAPITALIZATION					
Total common shares outstanding	37,813	37,491	34,256	32,825	31,095
Operating Partnership ("OP") units outstanding	17,859	17,793	17,793	17,597	16,027
Common shares and OP units outstanding	55,672	55,284	52,049	50,422	47,122
Market price per common share	$13.89	$14.57	$13.40	$13.74	$11.25
Equity market capitalization (2)	$773,284	$805,488	$697,457	$692,798	$530,123
Total debt (3)	527,504	527,082	519,209	512,702	471,876
Total market capitalization	1,300,788	1,332,570	1,216,666	1,205,500	1,001,999
Less: cash	(13,688)	(25,193)	(27,361)	(23,142)	(22,505)
Total enterprise value	$1,287,100	1,307,377	$1,189,305	$1,182,358	$979,494
BALANCE SHEET METRICS					
Core Debt/enterprise value	32.9%	31.7%	34.3%	35.4%	40.1%
Fixed charge coverage ratio	3.6x	3.3x	3.4x	3.3x	3.1x
Core Debt/Annualized Core EBITDA	6.0x	6.3x	6.4x	6.7x	6.9x
CORE PORTFOLIO OCCUPANCY					
Office (4)	87.7%	86.8%	96.4%	94.6%	95.0%
Retail (4)	96.7%	95.8%	96.4%	96.0%	95.1%
Multifamily (5)	92.7%	94.3%	95.8%	94.3%	93.5%
Weighted Average (6)	94.3%	93.8%	96.2%	95.3%	94.7%

(1) Excludes gains on dispositions of real estate and mark-to-market adjustments on interest rate derivatives
(2) Includes common shares and OP units
(3) Excludes unamortized GAAP adjustments
(4) Office and retail occupancy based on leased square feet as a % of respective total
(5) Multifamily occupancy based on occupied units as a % of respective total
(6) Total occupancy weighted by annualized base rent

8Summary Balance Sheet $ in thousands 3/31/2017 12/31/2016 Assets (Unaudited) Real estate investments: Income producing property $898,526 $894,078 Held for development 8,042 680 Construction in progress 19,198 13,529 Accumulated depreciation (145,981) (139,553) Net real estate investments 779,785 768,734 Cash and cash equivalents 10,039 21,942 Restricted cash 3,649 3,251 Accounts receivable, net 14,122 15,052 Notes receivable 60,959 59,546 Construction receivables, including retentions 50,151 39,433 Costs and estimated earnings in excess of bil l ings 812 110 Equity method investments 10,794 10,235 Other assets 62,593 64,165 Total Assets $992,904 $982,468 Liabilities and Equity Indebtedness, net $522,394 $522,180 Accounts payable and accrued liabilities 11,008 10,804 Construction payables, including retentions 57,457 51,130 Bil l ings in excess of costs and estimated earnings 9,823 10,167 Other l iabilities 39,107 39,209 Total Liabilities 639,789 633,490 Redeemable noncontrolling interest 2,000 - Total Equity 351,115 348,978 Total Liabilities and Equity $992,904 $982,468 As of

9Summary Income Statement Amounts in thousands, except per share data Three months ended 3/31/2017 3/31/2016 Revenues (Unaudited) Rental revenues $27,232 $23,283 General contracting and real estate services 63,519 36,803 Total Revenues 90,751 60,086 Expenses Rental expenses 6,068 5,329 Real estate taxes 2,509 2,349 General contracting and real estate services 61,196 35,037 Depreciation and amortization 9,475 8,149 General and administrative 2,986 2,484 Acquisition, development & other pursuit costs 47 704 Impairment charges 4 35 Total Expenses 82,285 54,087 Operating Income 8,466 5,999 Interest income 1,398 182 Interest expense (4,535) (3,791) Gain on real estate dispositions 3,395 26,674 Change in fair value of interest rate derivatives 294 (2,389) Other income 37 76 Inc me before taxes 9,055 26,751 Income tax provision (302) (218) Net Income $8,753 $26,533 Per Diluted Share $0.16 $0.57 Weighted Average Shares-Diluted 55,475 46,218

AHH LISTED NYSE

FFO, Normalized FFO & Adjusted FFO[1]

10

$ in thousands, except per share data

	Three months ended (Unaudited)				
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Funds From Operations					
Net income	**$8,753**	**$5,145**	**$7,946**	**$3,131**	**$26,533**
Earnings per diluted share	$0.16	$0.09	$0.15	$0.06	$0.57
Depreciation and amortization	9,475	9,692	8,885	8,602	8,149
Gains on dispositions of operating real estate[2]	(3,395)	(93)	(3,753)	(13)	(26,244)
FFO	**$14,833**	**$14,744**	**13,078**	**$11,720**	**$8,438**
FFO per diluted share	$0.27	$0.27	$0.25	$0.24	$0.18
Normalized FFO					
Acquisition, development & other pursuit costs	47	77	345	437	704
Loss on extinguishment of debt	-	-	82	-	-
Impairment charges	4	171	149	-	35
Change in fair value of interest rate derivatives	(294)	(1,323)	(498)	373	2,389
Normalized FFO	**$14,590**	**$13,669**	**$13,156**	**$12,530**	**$11,566**
Normalized FFO per diluted share	$0.26	$0.25	$0.26	$0.26	$0.25
Adjusted FFO					
Non-cash stock compensation	411	218	212	215	437
Acquisition, development & other pursuit costs	(47)	(77)	(345)	(437)	(704)
Tenant improvements, leasing commissions[3]	(943)	(507)	(233)	(1,365)	(287)
Property related capital expenditures	(442)	(434)	(514)	(603)	(390)
Non-cash interest expense	277	293	219	277	191
Net effect of straight-line rents	(245)	(246)	(158)	(194)	(122)
Amortization of leasing incentives & above (below) market rents	(47)	(24)	116	(183)	6
AFFO	**$13,554**	**$12,892**	**$12,453**	**$10,240**	**$10,697**
Weighted Average Common Shares Outstanding	37,622	36,465	33,792	31,736	30,191
Weighted Average Operating Partnership ("OP") Units Outstanding	17,853	17,793	17,720	17,113	16,027
Total Weighted Average Common Shares and OP Units Outstanding	55,475	54,258	51,512	48,849	46,218

(1) See definitions on pages 28-29
(2) Excludes gain on non-operating real estate of $430K for the three months ended 3/31/2016
(3) Excludes development, redevelopment, and first generation space

AHH LISTED NYSE

Outstanding Debt

11

$ in thousands

Debt	Stated Rate	Effective Rate as of 3/31/2017	Maturity Date	Debt Maturities & Principal Payments 2017	2018	2019	2020	2021	Thereafter	Amount Outstanding as of 3/31/2017
Secured Notes Payable - Core Debt										
Harrisonburg Regal	6.06%	6.06%	6/8/2017	3,202						3,202
Commonwealth of Virginia - Chesapeake	L+1.90%	2.88%	8/28/2017	4,933						4,933
Hanbury Village	6.67%	6.67%	10/11/2017	20,635						20,635
Sandbridge Commons	L+1.85%	2.83%	1/17/2018	185	9,129					9,314
Columbus Village Note 1	L+2.00%	3.05% (1)	4/5/2018	135	6,080					6,215
Columbus Village Note 2	L+2.00%	2.98%	4/5/2018	36	2,218					2,254
North Point Center Note 1	6.45%	6.45%	2/5/2019	155	219	9,352				9,726
Southgate Square	L+2.00%	2.98%	4/29/2021	391	539	561	584	19,075		21,150
249 Central Park Retail	L+1.95%	2.93%	8/8/2021	174	229	243	258	16,117		17,021
South Retail	L+1.95%	2.93%	8/8/2021	75	101	107	113	7,072		7,468
Fountain Plaza Retail	L+1.95%	2.93%	8/8/2021	103	138	147	156	9,703		10,247
Encore Apartments	3.25%	3.25%	9/10/2021			124	504	24,338		24,966
Socastee Commons	4.57%	4.57%	1/6/2023	70	100	105	109	115	4,343	4,842
North Point Center Note 2	7.25%	7.25%	9/15/2025	81	113	121	130	140	1,954	2,539
Smith's Landing	4.05%	4.05%	6/1/2035	568	791	824	858	890	16,394	20,325
Liberty Apartments	5.66%	5.66%	11/1/2043	246	344	364	385	415	18,171	19,925
The Cosmopolitan	3.75%	3.75%	7/1/2051	497	686	712	739	767	42,320	45,721
Total - Secured Core Debt				$31,486	$20,687	$12,660	$3,836	$78,632	$83,182	$230,483
Secured Notes Payable - Development Pipeline										
4525 Main Street	3.25%	3.25%	9/10/2021			158	646	31,230		32,034
Lightfoot Marketplace	L+1.90%	2.88%	11/14/2017	12,894						12,894
Johns Hopkins Village	L+1.90%	2.88%	7/30/2018		45,093					45,093
Total - Development Pipeline				12,894	45,093	158	646	31,230	-	90,021
Total Secured Notes Payable				$44,380	$65,780	$12,818	$4,482	$109,862	$83,182	$320,504
Unsecured Core Debt										
Senior unsecured line of credit	L+1.40% - 2.00%	2.53%	2/20/2019			82,000				82,000
Senior unsecured term loan	L+1.35% - 1.95%	2.48%	2/20/2020				75,000			75,000
Senior unsecured term loan	L+1.35% - 1.95%	3.50% (1)	2/20/2020				50,000			50,000
Total - Unsecured Core Debt				-	-	82,000	125,000	-	-	207,000
Total Notes Payable excluding GAAP Adjustments				$44,380	$65,780	$94,818	$129,482	$109,862	$83,182	$527,504
Weighted Average Interest Rate				4.9%	3.0%	3.0%	2.9%	3.1%	4.4%	3.4%
Balloon Payments				41,491	62,063	91,333	125,000	106,274	5,567	431,728
Principal amortization				2,889	3,717	3,485	4,482	3,588	77,615	95,776
Total Consolidated Debt				$44,380	$65,780	$94,818	$129,482	$109,862	$83,182	$527,504
Fixed-rate Debt (2)				25,589	8,333	11,760	53,371	57,895	83,182	240,130
Variable-rate Debt (3)				18,791	57,447	83,058	76,111	51,967	-	287,374
Total Consolidated Debt				$44,380	$65,780	$94,818	$129,482	$109,862	83,182	$527,504
GAAP Adjustments										(5,110)
Total Notes Payable										$522,394

30 Day LIBOR as of 3/31/2017	0.983%

(1) Subject to an interest rate swap lock
(2) Includes debt subject to interest rate swap locks
(3) Excludes debt subject to interest rate swap locks

12Core Debt to Core EBITDA(1) $ in thousands (1) See definitions on page 30 (2) Excludes GAAP Adjustments Three months ended 3/31/2017 12/31/2016 9/30/2016 6/30/2016 3/31/2016 Net Income $8,753 $5,145 $7,946 $3,131 $26,533 Excluding: Interest expense 4,535 4,573 4,124 3,978 3,791 Income tax 302 103 16 6 218 Depreciation and amortization 9,475 9,692 8,885 8,602 8,149 Gain on real estate dispositions (3,395) (93) (3,753) (13) (26,674) Change in fair value of interest rate derivatives (294) (1,323) (498) 373 2,389 Adjusted EBITDA $19,376 $18,097 $16,720 $16,077 $14,406 Other adjustments: Loss on extinguishment of debt - - 82 - - Non-cash stock compensation 411 218 212 215 437 Development Pipeline (2,154) (1,917) (1,058) (719) (620) Total Other Adjustments (1,743) (1,699) (764) (504) (183) Core EBITDA $17,633 $16,398 $15,956 $15,573 $14,223 Total Debt(2) $527,504 $527,082 $519,209 $512,702 $471,876 Adjustments to Debt: (Less) Development Pipeline(2) (90,021) (88,069) (84,321) (71,035) (56,592) (Less) Cash & restricted cash (13,688) (25,193) (27,361) (23,142) (22,505) Core Debt $423,795 $413,820 $407,527 $418,525 $392,779 Core Debt/Annualized Core EBITDA 6.0x 6.3x 6.4x 6.7x 6.9x

13Debt Information $ in thousands (1) Excludes debt subject to interest rate swap locks (2) Includes debt subject to interest rate swap locks (3) Excludes GAAP adjustments Fixed-rate& Hedged Debt 97% Debt Maturities & Principal Payments $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2017 2018 2019 2020 2021 2022 and thereafter ($ In Th ou sa nd s) Debt Maturities & Principal Payments Total Debt Composition Weighted Average Percent of Debt Interest Rate Maturity Secured vs. Unsecured Debt Unsecured Debt 39.2% 2.7% 2.5 Yrs Secured Debt 60.8% 3.8% 9.7 Yrs Variable vs. Fixed-rate Debt Variable-rate Debt(1) 54.5% 2.7% 2.4 Yrs Fixed-rate Debt(2)(3) 45.5% 4.2% 12.3 Yrs Fixed-rate and Hedged Debt(2)(3) 96.7% Total 3.4% 6.9 Yrs Interest Rate Cap Agreements At or Below 1.50% Effective Date Maturity Date Strike Rate Notional Amount October 26, 2015 October 15, 2017 1.25% $75,000 February 25, 2016 March 1, 2018 1.50% 75,000 June 17, 2016 June 17, 2018 1.00% 70,000 February 7, 2017 March 1, 2019 1.50% 50,000 Total Interest Rate Caps at or Below 1.50% 270,000 Fixed-rate Debt (2)(3) 240,130 Fixed-rate and Hedged Debt $510,130 % of Total (3) 96.7%

14Capitalization & Financial Ratios $ in thousands Capitalization as of March 31, 2017 Capital Structure as of March 31, 2017 Debt % of Total Carrying Value Unsecured Credit Facility 16% $82,000 Unsecured Term Loans 24% 125,000 Mortgages Payable 60% 320,504 Total Debt $527,504 Equity % of Total Shares/Units Stock Price Market Value Common Stock (NYSE: AHH) 68% 37,813 $13.89 $525,223 Common Units 32% 17,859 $13.89 248,062 Equity Market Capitalization 55,672 $773,284 Total Market Capitalization $1,300,788 Debt/Market Capitalization 40.6% Dividend Data Liquidity as of March 31, 2017 Trailing 12 Months Common Dividends and Distributions 35,948 Cash on Hand $13,688 AFFO 49,139 Availability under Credit Facility 68,000 AFFO Payout Ratio 73.2% $81,688 Debt 41%Equity 59%

AHH LISTED NYSE

Property Portfolio

15

As of 3/31/17

Property	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Core Properties	Development Properties	Net Rentable Square Feet[1]	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
Retail Properties												
249 Central Park Retail[4]	Cheesecake Factory, Brooks Brothers, Gordon Biersch	Virginia Beach, VA	✓	-	2004	92,710	-	92,710	93.7%	-	$2,457,395	$28.29
Alexander Pointe	Harris Teeter	Salisbury, NC		100%	1997	57,710	-	57,710	97.6%	-	649,950	11.54
Bermuda Crossroads	Food Lion, OfficeMax	Chester, VA		100%	2001	122,566	-	122,566	92.4%	-	1,656,825	14.63
Broad Creek Shopping Center[10]	Home Depot, Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	252,497	-	252,497	100.0%	-	3,842,955	15.22
Broadmoor Plaza	Kroger, Staples, Jo-Ann Fabrics	South Bend, IN		100%	1980	115,059	-	115,059	92.2%	-	1,246,390	11.75
Brooks Crossing	Various Small Shops	Newport News, VA		100%	2016	-	18,343	18,343	-	59.8%	151,380	13.80
Columbus Village	Barnes & Noble	Virginia Beach, VA	✓	-	1980/2013	66,594	-	66,594	93.5%	-	1,200,454	19.27
Columbus Village II	Regal Cinemas, BB&B	Virginia Beach, VA	✓	100%	1995/1996	92,061	-	92,061	100.0%	-	1,580,113	17.16
Commerce Street Retail[5]	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	-	19,173	100.0%	-	853,734	44.53
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,177	-	3,177	100.0%	-	139,311	43.85
Dick's at Town Center	Dick's Sporting Goods, USI	Virginia Beach, VA	✓	100%	2002	103,335	-	103,335	100.0%	-	1,231,340	11.92
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	-	106,166	97.2%	-	1,738,304	16.85
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	-	35,961	100.0%	-	1,019,227	28.34
Gainsborough Square	Food Lion, Rite Aid	Chesapeake, VA		100%	1999	88,862	-	88,862	90.7%	-	1,222,249	15.17
Greentree Shopping Center	Various Small Shops	Chesapeake, VA		100%	2014	15,719	-	15,719	85.9%	-	286,767	21.23
Hanbury Village	Harris Teeter, Walgreens, Starbucks	Chesapeake, VA		32%	2006/2009	116,635	-	116,635	97.6%	-	2,430,794	21.36
Harper Hill Commons	Harris Teeter	Winston-Salem, NC		100%	2004	96,914	-	96,914	80.5%	-	893,877	11.45
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		-	1999	49,000	-	49,000	100.0%	-	683,550	13.95
Lightfoot Marketplace	Harris Teeter, CHKD	Williamsburg, VA		-	2016	-	107,793	107,793	-	72.5%	1,113,240	14.24
North Hampton Market	PetSmart, Hobby Lobby, Home Depot	Taylors, SC		100%	2004	114,935	-	114,935	97.2%	-	1,397,423	12.51
North Point Center	Kroger, PetSmart, Home Depot, Costco	Durham, NC		67%	1998/2009	496,246	-	496,246	99.7%	-	3,684,715	7.45
Oakland Marketplace	Kroger	Oakland, TN		100%	2004	64,600	-	64,600	95.7%	-	438,580	7.10
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	-	37,804	95.2%	-	720,220	20.00
Patterson Place	BB&B, PetSmart, DSW, AC Moore	Durham, NC		100%	2004	159,842	-	159,842	97.6%	-	2,485,126	15.93
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	-	74,256	100.0%	-	1,243,444	16.75
Providence Plaza	Cranfill, Sumner & Hartzog, Chipotle	Charlotte, NC		100%	2007/2008	103,118	-	103,118	100.0%	-	2,642,044	25.62
Renaissance Square	Harris Teeter	Davidson, NC		100%	2008	80,467	-	80,467	92.2%	-	1,282,983	17.29
Sandbridge Commons	Harris Teeter, Heartland Dental	Virginia Beach, VA		-	2015	69,417	-	69,417	100.0%	-	910,681	13.12
Socastee Commons	Bi-Lo	Myrtle Beach, SC		-	2000/2014	57,273	-	57,273	97.4%	-	634,260	11.37
South Retail	lululemon, free people, CPK	Virginia Beach, VA	✓	-	2002	38,515	-	38,515	84.9%	-	886,111	27.08
South Square	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	109,590	-	109,590	100.0%	-	1,896,138	17.30
Southgate Square	Burlington, PetSmart, Michaels	Colonial Heights, VA		-	1991/2016	220,131	-	220,131	96.3%	-	2,879,868	13.59
Southshore Shops	Buffalo Wild Wings	Midlothian, VA		100%	2006	40,333	-	40,333	97.5%	-	780,080	19.83
Stone House Square	Weis Markets	Hagerstown, MD		100%	2008	112,274	-	112,274	90.7%	-	1,741,369	17.10
Studio 56 Retail	McCormick & Schmick's	Virginia Beach, VA	✓	100%	2007	11,594	-	11,594	100.0%	-	375,628	32.40
Tyre Neck Harris Teeter[10]	Harris Teeter	Portsmouth, VA		100%	2011	48,859	-	48,859	100.0%	-	508,134	10.40
Waynesboro Commons	Kroger	Waynesboro, VA		100%	1993	52,415	-	52,415	96.2%	-	404,024	8.01
Wendover Village	BB&B, T.J. Maxx, Petco	Greensboro, NC		100%	2004	135,758	-	135,758	100.0%	-	1,962,026	14.45
Total / Weighted Avg Retail Portfolio[11]				**71%**		**3,461,566**	**126,136**	**3,587,702**	**96.7%**	**70.7%**	**$51,270,709**	**$14.92**

AHH LISTED NYSE

Property Portfolio - Continued

16

As of 3/31/17

Property	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development Properties	Total	Core Occupancy [2]	Development Leased[2]	ABR [3]	ABR per Leased SF[3]
Office Properties												
4525 Main Street	Clark Nexsen, Anthropologie, West Elm	Virginia Beach, VA	✓	-	2014	-	237,893	237,893	-	93.1%	$6,168,427	$27.86
Armada Hoffler Tower[4]	AHH, Troutman Sanders, Williams Mullen	Virginia Beach, VA	✓	100%	2002	324,242	-	324,242	91.0%	-	8,346,187	28.29
Commonwealth of VA - Chesapeake	Commonwealth of VA	Chesapeake, VA		-	2015	36,227	-	36,227	100.0%	-	645,927	17.83
Commonwealth of VA - Virginia Beach	Commonwealth of VA	Virginia Beach, VA		100%	2015	11,139	-	11,139	100.0%	-	245,058	22.00
One Columbus	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	129,272	-	129,272	84.6%	-	2,723,610	24.90
Two Columbus	The Art Institute	Virginia Beach, VA	✓	100%	2009	108,448	-	108,448	76.4%	-	2,195,266	26.48
Total / Weighted Average Office Portfolio				**66%**		**609,328**	**237,893**	**847,221**	**87.7%**	**93.1%**	**$20,324,475**	**$26.88**

Multifamily	Location	Town Center	Unencumbered ABR	Year Built	Units Core Properties	Development Properties	Total	Core Occupancy [2]	Development Occupancy[2]	ABR [7]	ABR per Occupied RSF[8]
Encore Apartments	Virginia Beach, VA	✓	-	2014	286	-	286	94.1%	-	$4,134,012	$1.77
Johns Hopkins Village[9](10)	Baltimore, MD		-	2016	-	157	157	-	79.0%	5,860,460	2.66
Liberty Apartments[9]	Newport News, VA		-	2013	197	-	197	89.6%	-	2,135,052	1.43
Smith's Landing[10]	Blacksburg, VA		-	2009	284	-	284	100.0%	-	3,695,580	1.14
The Cosmopolitan [9]	Virginia Beach, VA	✓	-	2006	342	-	342	87.4%	-	5,670,156	1.65
Total / Weighted Avg Multifamily Portfolio			-		**1,109**	**157**	**1,266**	**92.7%**	**79.0%**	**$21,495,260**	**$1.69**

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of March 31, 2017, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of March 31, 2017, divided by (b) total units available, expressed as a percentage.

(3) For the properties in our office and retail portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of March 31, 2017 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of March 31, 2017. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) As of March 31, 2017, the Company occupied 41,103 square feet at these two properties at an ABR of $1,210,559, or $29.45 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP.

(5) Includes $32,760 of ABR pursuant to a rooftop lease.

(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the table below:

Properties Subject to Ground Lease	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	ABR
Bermuda Crossroads	2	11,000	$163,350
Broad Creek Shopping Center	6	24,818	607,082
Hanbury Village	2	55,586	1,067,598
Harper Hill Commons	1	41,520	373,680
Lightfoot Marketplace	1	51,750	543,375
North Point Center	4	280,556	1,083,666
Oakland Marketplace	1	45,000	186,300
Sandbridge Commons	1	53,288	582,971
South Square	1	1,778	60,000
Stone House Square	1	3,650	165,000
Tyre Neck Harris Teeter	1	48,859	508,134
Total / Weighted Avg	**21**	**617,805**	**$5,341,156**

(7) For the properties in our multifamily portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for the month ended March 31, 2017 by (b) 12.

(8) ABR per occupied rentable square foot is calculated by dividing (a) ABR, by (b) net rentable square footage of occupied units as of March 31, 2017.

(9) The ABR for Liberty, Cosmopolitan, Johns Hopkins Village excludes $215,000, $920,000, $1,159,000 from ground floor retail leases, respectively.

(10) The Company leases the land underlying this property pursuant to a ground lease.

(11) Beginning with the three months ended March 31, 2017, our calculation of core occupancy included, and in future periods will include, the square footage from ground leases where we are the lessor. We did not retrospectively apply this new calculation methodology to prior periods. If we were to exclude these ground leases in the calculation of core occupancy, our core occupancy as of March 31, 2017 would have been 96.1%.

AHH LISTED NYSE

Development Pipeline

17

$ in thousands

Development, Not Delivered	Property Type	Estimated[1]	% Leased	Schedule[1]: Construction Start	Schedule[1]: Initial Occupancy	Schedule[1]: Stabilized Operation[2]	Estimated Cost[1]	Cost to Date	AHH Ownership %	Anchor Tenants & Other Notes
Meeting Street Charleston, SC	Multifamily	114 units	NA	3Q17	3Q19	3Q19	$53,000	$1,000	90%	NA
King Street Charleston, SC	Multifamily	74 units/ 12,200 sf	NA	3Q17	3Q19	3Q19	48,000	8,000	93%	NA
Harding Place Charlotte, NC	Multifamily	225 Units	NA	3Q16	3Q18	1Q20	47,000	11,000	80%[3]	NA
Town Center Phase VI Virginia Beach, VA	Mixed-use	39,000 SF 130 Units	46%	4Q16	3Q18	3Q19	43,000	7,000	100%	Anchor tenants not yet announced
Brooks Crossing Newport News, VA	Office	100,000 sf	NA	3Q17	4Q18	4Q18	20,000	1,000	65%[3]	Huntington Ingalls Industries[4]
						Total Development, Not Delivered	211,000	28,000		
Development, Delivered Not Stabilized										
Brooks Crossing Newport News, VA	Retail	18,000 sf	60%	3Q15	3Q16	4Q16	3,000	3,000	65%[3]	Misc. small shops
4525 Main Street Virginia Beach, VA	Office	239,000 sf	93%	1Q13	3Q14	2Q17	53,000	47,000	100%	Clark Nexsen, Mythics, Anthropologie
Johns Hopkins Village Baltimore, MD	Multifamily	157 units	79%	1Q15	3Q16	3Q17	69,000	68,000	80%[3]	CVS
Lightfoot Marketplace Williamsburg, VA	Retail	109,000 sf	73%	3Q14	3Q16	1Q18	24,000	23,000	70%[3]	Harris Teeter, CHKD
						Total Development, Delivered Not Stabilized	149,000	141,000		
						Total	$360,000	$169,000		
Joint Ventures - Minority Partner							Project Cost	Equity Investment		
One City Center - 37% JV Durham, NC	Mixed-use	152,000 sf	36%	1Q16	2Q18	2Q19	$36,000	$10,800	100%	Duke University AHH Equity requirement $10.8M
Mezzanine Investments							Purchase Option Price	Loan Balance		
Point Street Apartments Baltimore, MD	Multifamily	289 units	NA	1Q16	4Q17	1Q19	$92,000	$21,000	Option to purchase 88% upon completion	$23M Mezzanine financing by AHH, earning 8% interest income
Annapolis Junction Annapolis Junction, MD	Multifamily	416 units	NA	2Q16	3Q17	2Q19	102,000	39,900	Option to purchase 88% upon completion	$43M Mezzanine financing by AHH, earning 10% interest income
						Total Mezzanine Investment	$194,000	$60,900		

	Q1 2017
Capitalized Interest	$167
Capitalized Overhead	$461


Johns Hopkins Village


Lightfoot Marketplace


One City Center


Point Street Apts.

(1) Represents estimates that may change as the development process proceeds
(2) First full stabilized quarter
(3) AHH earns a preferred return on equity prior to any distributions to JV Partners
(4) Signed letter of intent

AHH LISTED NYSE

Acquisitions & Dispositions

18

$ in thousands

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price (1)	Reinvested 1031 Proceeds	$ Value of OP Units/Stock (2)	Cash Cap Rate	Purchase Date	Anchor Tenants
Renaissance Square	Davidson, NC	80,468	$17,085	-	-	7.1%	4Q16	Harris Teeter
Columbus Villiage II	Virginia Beach, VA	92,061	$26,200	-	$26,200	5.6%	4Q16	Regal, Bed Bath & Beyond
Southshore Shops	Midlothian, VA	40,333	$9,160	-	$2,475	7.8%	3Q16	Buffalo Wild Wings
Southgate Square	Colonial Heights, VA	220,131	$38,585	-	$17,485	7.3%	2Q16	PetSmart, Michael's, Burlington
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	$170,500	$87,000	-	7.2%	1Q16	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	$26,200	$14,000	-	7.3%	3Q15	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	$8,600	$3,600	-	7.3%	3Q15	BiLo
Columbus Village	Virginia Beach, VA	65,746	$21,025	-	$14,025	6.4%	3Q15	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	$39,555	$15,200	$4,155	7.4%	2Q15	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	$19,662	-	$9,662	7.3%	3Q14	Old Navy, Best Buy, Pier 1
Total/Weighted Average		2,031,226	$376,572	$119,800	74,002	7.1%		

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Proceeds	Gain on Sale	Cash Cap Rate	Disposition Date	Anchor Tenants
Greentree Wawa	Chesapeake, VA	5,088	$4,600	$4,400	$3,396	5.0%	1Q17	Wawa
Oyster Point	Newport News, VA	100,139	$6,500	-	$3,793	16.4% (3)	3Q16	GSA
Non-Core Retail Portfolio	Various	174,758	$12,850	$12,600	($27)	7.1%	2Q16 - 3Q16	Kroger, Family Dollar
Richmond Tower	Richmond, VA	206,969	$78,000	$77,000	$26,674	7.9%	1Q16	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	$30,000	$10,000	$4,987	6.7%	4Q15	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	$35,625	$17,600	$7,210	5.7%	2Q15	NA
Sentara Williamsburg	Williamsburg, VA	49,200	$15,450	$15,200	$6,197	6.3%	1Q15	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	$8,900	$7,400	$2,211	6.3%	4Q14	Virginia Natural Gas
Total/Weighted Average		721,154sf/ 203 units	$191,925	$144,200	$54,441	7.3%		

(1) Contractual purchase price
(2) Value of OP Units/Stock at issuance
(3) Anchor tenant vacated 9/30/16, which would represent a 2.5% Cash Cap Rate

19Construction Business Summary $ in thousands Gross Profit Summary Q1 2017 Trailing 12 Months Revenue $63,519 $185,746 Expense (61,196) (179,534) Gross Profit $2,323 $6,212 (Unaudited) Location Total Contract Value Work in Place as of 3/31/2017 Backlog Estimated Date of Completion Highlighted Projects Four Seasons Condominium Expansion Baltimore, MD $72,682 $61,451 $11,231 2Q 2017 Point Street Apartments Baltimore, MD 72,137 34,605 37,532 1Q 2018 Annapolis Junction Apartments Annapolis Junction, MD 68,905 32,624 36,281 1Q 2018 Durham City Center Durham, NC 62,525 21,106 41,419 2Q 2018 Dinwiddie Municipal Complex Dinwiddie, VA 24,042 1,998 22,044 2Q 2019 Sub Total $300,291 $151,784 $148,507 All Other Projects $290,446 $281,231 $9,215 Total $590,737 $433,015 $157,722

20 (1) See page 31 for Same Store vs. Non – Same Store Properties Same Store NOI by Segment $ in thousands (Reconciliation to GAAP located in appendix pg. 32) Three months ended 3/31/2017 3/31/2016 $ Change % Change Office(1) (Unaudited) Revenue $3,807 $3,921 ($114) -2.9% Expenses 1,336 1,390 (54) -3.9% Net Operating Income 2,471 2,531 (60) -2.4% Retail(1) Revenue 9,498 9,370 128 1.4% Expenses 2,668 2,703 (35) -1.3% Net Operating Income 6,830 6,667 163 2.4% Multifamily(1) Revenue 4,796 4,730 66 1.4% Expenses 2,111 2,063 48 2.3% Net Operating Income 2,685 2,667 18 0.7% Same Store Net Operating Income (NOI) $11,986 $11,865 $121 1.0% Net effect of straight-line rents 153 25 128 Amortization of lease incentives and above (below) market rents 114 124 (10) Same store portfolio NOI, cash basis $12,253 $12,014 $239 2.0% NOI, Cash Basis: Office $2,675 $2,506 $169 6.7% Retail 6,885 6,824 61 0.9% Multifamily 2,693 2,684 9 0.3% $12,253 $12,014 $239 2.0% NOI: Office $2,471 $2,531 ($60) -2.4% Retail 6,830 6,667 163 2.4% Multifamily 2,685 2,667 18 0.7% $11,986 $11,865 $121 1.0%

AHH
LISTED
NYSE

Top 10 Tenants by Annualized Base Rent

21

$ in thousands
As of March 31, 2017

Office Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Clark Nexsen	1	2029	$ 2,487	12.2%	2.7%
Mythics	1	2030	1,052	5.2%	1.1%
Hampton University	2	2023 - 2024	1,023	5.0%	1.1%
Commonwealth of Virginia	2	2029 - 2030	891	4.4%	1.0%
Pender & Coward	1	2030	860	4.2%	0.9%
Kimley-Horn	1	2027	859	4.2%	0.9%
The Art Institute	3	2019	835	4.1%	0.9%
Troutman Sanders	2	2025	822	4.0%	0.9%
City of Va Beach Development Authority	1	2024	701	3.5%	0.8%
Cherry Bekaert	1	2022	698	3.4%	0.7%
Top 10 Total			**$ 10,229**	**50.3%**	**11.0%**

Retail Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Kroger/Harris Teeter	11	2018 - 2036	$ 5,806	11.3%	6.2%
Home Depot	2	2019 - 2023	2,190	4.3%	2.4%
Bed, Bath, & Beyond	4	2020 - 2024	1,677	3.3%	1.8%
Regal Cinemas	2	2019 - 2022	1,607	3.1%	1.7%
PetSmart	5	2020 - 2022	1,438	2.8%	1.5%
Food Lion	3	2019 - 2022	1,291	2.5%	1.4%
Dick's Sporting Goods	1	2020	840	1.6%	0.9%
Safeway	2	2021	821	1.6%	0.9%
Weis Markets	1	2028	802	1.6%	0.9%
Ross Dress for Less	2	2020 - 2022	762	1.5%	0.8%
Top 10 Total			**$ 17,233**	**33.6%**	**18.5%**

22Office Lease Summary (1) Excludes new leases from properties in development Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Releasing Spread Contractual Rent per SF Prior Rent per SF Releasing Spread Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q1 2017 2 7,782 2 4,752 $31.61 $25.72 22.9% $32.30 $29.25 10.4% 1.00 $23,314 $3.00 Q4 2016 1 22,950 1 777 30.66 26.58 15.3% 28.00 29.75 -5.9% 10.00 569,907 24.83 Q3 2016 - - - - - - 0.0% - - 0.0% - - - Q2 2016 1 2,318 2 3,870 33.27 26.53 25.4% 30.00 28.41 5.6% 10.00 - - New Lease Summary (1) Quarter Number of Leases Signed Net rentable SF Signed Cash Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q1 2017 3 13,491 $23.92 4.53 390,548 $28.95 Q4 2016 - - - - - - Q3 2016 1 2,153 25.00 3.08 11,810 5.49 Q2 2016 1 1,806 25.00 5.00 63,579 35.20

23Office Lease Expirations (1) Includes new leases from properties in development Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 91,176 10.8% -$ - -$ 2017 4 2,402 0.3% 98,584 0.5% 41.04 2018 17 80,010 9.4% 2,239,484 11.0% 27.99 2019 15 92,870 11.0% 2,337,841 11.5% 25.17 2020 3 17,840 2.1% 524,457 2.6% 29.40 2021 7 56,046 6.6% 1,533,850 7.5% 27.37 2022 7 67,669 8.0% 1,861,793 9.2% 27.51 2023 4 43,078 5.1% 1,087,325 5.3% 25.24 2024 3 60,751 7.2% 1,712,691 8.4% 28.19 2025 4 43,292 5.1% 1,238,370 6.1% 28.61 2026 3 15,140 1.8% 327,423 1.6% 21.63 2027 3 49,081 5.8% 1,395,538 6.9% 28.43 Thereafter 10 227,866 26.8% 5,967,118 29.4% 26.19 Total / Weighted Average 80 847,221 100.0% 20,324,475$ 100.0% $26.88 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% - 50,000 100,000 150,000 200,000 250,000 Leased Square Feet % ABR of Office Portfolio

24Retail Lease Summary (1) Excludes new leases from properties in development Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Releasing Spread Contractual Rent per SF Prior Rent per SF Releasing Spread Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q1 2017 13 121,282 2 3,174 $16.46 $15.37 7.1% $16.42 $15.51 5.9% 5.95 $461,039 $3.80 Q4 2016 8 57,227 8 23,035 16.81 17.07 -1.5% 16.25 17.13 -5.1% 6.50 443,344 7.75 Q3 2016 14 80,526 10 22,340 16.84 15.69 7.3% 16.36 15.80 3.5% 7.00 503,893 6.26 Q2 2016 25 98,300 14 33,111 18.28 17.32 5.5% 17.99 17.55 2.5% 6.36 234,929 2.39 New Lease Summary(1) Quarter Number of Leases Signed Net rentable SF Signed Cash Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q1 2017 6 13,698 $22.91 5.70 $204,418 $14.92 Q4 2016 6 21,078 13.25 8.39 365,657 17.35 Q3 2016 3 14,341 14.03 6.52 262,134 18.28 Q2 2016 4 5,560 21.24 7.31 162,432 29.21

25Retail Lease Expirations (1) Includes new leases from properties in development Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 150,524 4.2% -$ - -$ M-T-M 5 7,342 0.2% 118,656 0.2% 16.16 2017 32 77,707 2.2% 1,547,447 3.0% 19.91 2018 73 331,054 9.2% 5,379,750 10.5% 16.25 2019 80 560,445 15.6% 8,541,912 16.7% 15.24 2020 63 536,065 14.9% 7,405,916 14.4% 13.82 2021 50 258,260 7.2% 4,627,481 9.0% 17.92 2022 35 371,564 10.4% 5,771,494 11.3% 15.53 2023 15 247,773 6.9% 3,106,476 6.1% 12.54 2024 17 166,518 4.6% 2,631,156 5.1% 15.80 2025 16 223,948 6.2% 2,274,318 4.4% 10.16 2026 18 151,386 4.2% 2,592,543 5.1% 17.13 2027 12 100,914 2.8% 2,136,389 4.2% 21.17 Thereafter 15 404,202 11.3% 5,137,171 10.0% 12.71 Total / Weighted Average 431 3,587,702 100.0% 51,270,709$ 100.0% $14.92 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% - 100,000 200,000 300,000 400,000 500,000 600,000 Leased Square Feet % ABR of Retail Portfolio

26Net Asset Value Component Data In thousands (1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes Stabilized Portfolio NOI (Cash) Taxable REIT Subsidiary (TRS) Three months ended Annualized Trailing 12 Months 3/31/2017 3/31/2017 General contracting and real estate services $6,212 Diversified Portfolio Office $229 $916 Non-Property Assets Retail 8,977 35,908 Non-Property Assets As of 3/31/2017 Multifamily 978 3,912 Cash and Cash Equivalents $10,039 Total Diversified Portfolio NOI $10,184 $40,736 Restricted Cash 3,649 Accounts Receivable 14,122 Virginia Beach Town Center Notes Receivable 60,959 Office(1) $2,654 $10,616 Construction receivables, including retentions 50,151 Retail (1) 2,184 8,736 Equity method investments (Durham City Center JV) 10,794 Multifamily 1,715 6,860 Land held for development 8,042 Total Virginia Beach Town Center NOI $6,553 $26,212 Other Assets 63,405 Total Non-Property Assets $221,161 Timing of mid-quarter transaction Acquisition $0 $0 Liabilities & Share Count Disposition (12) (47) As of 3/31/2017 Total timing Mid-Quarter transaction ($12) ($47) Liabilities Mortgages and notes payable $522,394 Stabilized Portfolio NOI - Cash Basis $16,725 $66,948 Accounts payable and accrued liabilities 11,008 Construction payables, including retentions 57,457 Development Pipeline Other Liabilities 48,930 Total Liabilities $639,789 3/31/2017 Income producing property $136,000 Three months ended Construction in progress 18,000 Share Count 3/31/2017 Other assets 8,000 Weighted average common shares outstanding 37,622 Total cost to date $162,000 Weighted average operating partnership ("OP") Units Outstanding 17,853 Total weighted average common shares and OP units outstanding 55,475

27 Appendix Definitions & Reconciliations

28Definitions Net Operating Income: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. Funds From Operations: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

29Definitions Normalized Funds From Operations: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by NAREIT, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment charges, mark-to-market adjustments on interest rate derivatives and other non-comparable items. Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from NAREIT's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO. Adjusted Funds From Operations: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs.

30Definitions Adjusted EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property and mark- to-market adjustments on interest rate derivates. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. Core EBITDA: We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, debt extinguishment losses, mark-to-market adjustments on interest rate derivatives, non-cash stock compensation and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. Core Debt: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash. Same Store Portfolio: We define same store properties as those that we owned and operated for the entirety of the comparative periods presented. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

AHH LISTED NYSE

Same Store vs. Non-Same Store

31

	Three Months Ended 3/31/2017 to 2016	
	Same Store	Non-Same Store
Retail Properties		
249 Central Park Retail	X	
Alexander Pointe		X
Bermuda Crossroads	X	
Broad Creek Shopping Center	X	
Brooks Crossing (Retail)		X
Broadmoor Plaza		X
Columbus Village	X	
Columbus Village II		X
Commerce Street Retail	X	
Courthouse 7-Eleven	X	
Dick's at Town Center	X	
Dimmock Square	X	
Greentree Shopping Center	X	
Fountain Plaza Retail	X	
Gainsborough Square	X	
Hanbury Village	X	
Harper Hill Commons		X
Harrisonburg Regal	X	
Kroger Junction		X
Lightfoot Marketplace		X
North Hampton Market		X
North Point Center	X	
Oakland Marketplace		X
Parkway Marketplace	X	
Patterson Place		X
Perry Hall Marketplace	X	
Providence Plaza	X	
Renaissance Square		X

	Three Months Ended 3/31/2017 to 2016	
	Same Store	Non-Same Store
Retail Properties (Continued)		
Sandbridge Commons	X	
Socastee Commons	X	
South Retail	X	
South Square		X
Southgate Square		X
Southshore Shops		X
Stone House Square	X	
Studio 56 Retail	X	
Tyre Neck Harris Teeter	X	
Waynesboro Commons		X
Wendover Village		X
Willowbrook Commons		X
Office Properties		
4525 Main Street		X
Armada Hoffler Tower	X	
Commonwealth of VA - Chesapeake	X	
Commonwealth of VA - Virginia Beach	X	
One Columbus	X	
Oyster Point		X
Richmond Tower		X
Two Columbus	X	
Multifamily Properties		
Encore Apartments	X	
Liberty Apartments	X	
Smith's Landing	X	
The Cosmopolitan	X	
Johns Hopkins Village		X

32Reconciliation to Property Portfolio NOI $ in thousands (1) See page 31 for the Same Store vs. Non-Same Store properties Three months ended 3/31 2017 2016 Office Same Store(1) Rental revenues $3,807 $3,921 Property expenses 1,336 1,390 NOI 2,471 2,531 Non-Same Store NOI 660 995 Segment NOI 3,131 $3,526 Retail Same Store(1) Rental revenues $9,498 $9,370 Property expenses 2,668 2,703 NOI 6,830 6,667 Non-Same Store NOI 4,831 2,745 Segment NOI $11,661 $9,412 Multifamily Same Store(1) Rental revenues $4,796 $4,730 Property expenses 2,111 2,063 NOI 2,685 2,667 Non-Same Store NOI 1,178 - Segment NOI 3,863 2,667 Total Property Portfolio NOI $18,655 $15,605

33Reconciliation to Property Portfolio NOI $ in thousands Three months ended 3/31/2017 Diversified Portfolio Office Retail Multifamily Total NOI - Cash Basis $229 $8,977 $978 $10,184 Net effect of straight-line rents 21 188 2 211 Amortization of lease incentives and (above) below market rents - 195 (13) 182 NOI $250 $9,360 $967 $10,577 Town Center of Virginia Beach Office Retail Multifamily Total NOI - Cash Basis $2,654 $2,184 $1,715 $6,553 Net effect of straight-line rents (199) (18) 3 (214) Amortizati n of lease incentives and (above) below market rents (26) (49) - (75) Elimination of AHH rent (208) (84) - (292) NOI $2,221 $2,033 $1,718 $5,972 NOI Office Retail Multifamily Total Diversified Portfolio $250 $9,360 $967 $10,577 Town Center of Virginia Beach 2,221 2,033 1,718 5,972 Unstabilized Properties 660 268 1,178 2,106 Total Property Portfolio NOI $3,131 $11,661 $3,863 $18,655

34Reconciliation to GAAP Net Income $ in thousands Office Retail Multifamily Total Property Portfolio General Contracting & Real Estate Services Total Segment revenues 4,906$ 15,631$ 6,695$ 27,232$ 63,519$ 90,751$ Segment expenses 1,775 3,970 2,832 8,577 61,196 69,773 Net operating income 3,131$ 11,661$ 3,863$ 18,655$ 2,323$ 20,978$ Depreciation and amortization (9,475) General and administrative expenses (2,986) Acquisition, development and other pursuit costs (47) Impairment charges (4) Interest income 1,398 Interest expense (4,535) Gain on real estate dispositions 3,395 Change in fair value of interest rate derivatives 294 Other income 37 Income tax provision (302) Net income 8,753$ Three months ended 3/31/2017